Third-Quarter Fiscal 2019 Financial Results and Update May 7, 2019 Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking statements – Statements made in this presentation and accompanying webcast that are not statements of historical or current facts, such as those related to the current market environment, expected financial performance, non-GAAP free cash flow generation, the impact of the new revenue recognition standards, share repurchases, if any, under our current and future stock repurchase program, the success of our incremental investments in growth opportunities, [the financial and strategic impact of our decision to exit the specialty pharmacy business] and the statements related to fiscal 2019 outlook and guidance and the assumptions underlying such guidance, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2018 as well as the Form 10-Q for the quarter ended March 31, 2019, expected to be filed with the SEC shortly after the date of this presentation, and also made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Susan DeVore Chief Executive Officer Premier, Inc. Overview and Business Update

*See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix. Outlook raised for full fiscal year non-GAAP free cash flow, which is now expected to exceed 55% of non-GAAP adjusted EBITDA for the full fiscal year* Flexible balance sheet with significant capacity Board of Directors approved a new $300.0 million Class A stock repurchase program Exiting the specialty pharmacy business Continue to invest in capabilities that are expected to enhance core businesses and promote growth Expect to perform within existing full-year fiscal 2019 financial guidance ranges *See non-GAAP adjusted EBITDA and non-GAAP free cash flow reconciliations to GAAP equivalents in Appendix. Fiscal 2019 third-quarter highlights

Mike Alkire President Premier, Inc. Operations Review

Operational initiatives highly committed purchasing program clinical decision support technology integration high-value care network solving for the generic drug shortage

Craig McKasson Chief Administrative and Financial Officer Premier, Inc. Financial Review

Adoption of new revenue recognition standard The company adopted new revenue recognition standard ASC 606 on July 1, 2018 using the modified retrospective approach and did not restate prior periods. Accordingly, the year-over-year comparisons in this presentation compare fiscal 2019 third-quarter results under ASC 606 to fiscal 2018 third-quarter results under the previous revenue recognition standard ASC 605.

*See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix. Performance Services (PS) segment revenue of $92.6 million Supply Chain Services (SCS) segment revenue of $330.2 million; net administrative fees revenue of $164.5 million; products revenue of $162.4 million Non-GAAP adjusted EBITDA* of $137.6 million; SCS segment adjusted EBITDA* of $133.7 million; PS segment adjusted EBITDA* of $33.2 million Non-GAAP adjusted fully distributed net income* of $84.7 million Non-GAAP adjusted fully distributed earnings per share* of $0.66 Consolidated net revenue of $422.9 million; GAAP net income of $73.8 million representing $0.48 per fully diluted share *See non-GAAP Adjusted EBITDA, non-GAAP Segment Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Net Income, non-GAAP Adjusted Fully Distributed Earnings Per Share reconciliations to GAAP equivalents in Appendix. Fiscal 2019 third-quarter financial highlights

Cash flow from operations of $368.1 million and non-GAAP free cash flow* of $235.3 million for nine-months ended March 31, 2019 Non-GAAP free cash flow was impacted by an $18.0 million tax receivable agreement payment to member owners, the timing of which shifted to July this year, from June in prior years, as a result of the change in the company’s federal tax filing deadline. Expect fiscal 2019 non-GAAP free cash flow to exceed 55% of non-GAAP adjusted EBITDA Cash and cash equivalents of $137.5 million Outstanding borrowings of $150.0 million on $1.0 billion five-year unsecured revolving credit facility; repaid $50.0 million in April 2019 Fiscal 2019 third-quarter cash flows and liquidity CONSIDERABLE CASH AND DEBT CAPACITY AVAILABLE AMPLE CAPITAL FLEXIBILITY FOR FUTURE ACQUISITIONS AND STOCKHOLDER RETURN *See non-GAAP free cash flow reconciliation to GAAP equivalent in Appendix.

Announced new $300 million stock repurchase program after completing $250 million program Premier completed the $250.0 million stock repurchase program for fiscal 2019 in March and repurchased approximately 6.7 million shares of Class A common stock. Premier’s Board of Directors has approved a new $300.0 million Class A stock repurchase program. The timing and amount of future share repurchases, if any, will be determined based on market conditions, share price and other factors.

Fiscal 2019 financial guidance (1) Fiscal 2019 Financial Guidance (in millions, except per share data) ASC 606 Expected Performance within the Range Net Revenue: Supply Chain Services segment $1,305.0 - $1,357.0 Near midpoint of range Performance Services segment $350.0 - $364.0 Higher end of range Total Net Revenue $1,655.0 - $1,721.0 Near midpoint of range   Non-GAAP adjusted EBITDA $550.0 - $572.0 Lower end of range Non-GAAP adjusted fully distributed EPS $2.55 - $2.67 Near midpoint of range For the year ending June 30, 2019. As of May 7, 2019. See accompanying page for fiscal 2019 notes and assumptions to guidance.

Guidance Footnotes: * The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is due to two primary reasons: • Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners’ capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the number of Class B common units outstanding and change in stock price between quarters, which the company cannot predict, control or reasonably estimate. • Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common units and corresponding Class B common stock into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange class B common units on a quarterly basis, and the company has the discretion to settle any exchanged units for Class A common stock, cash, or a combination thereof, neither of which can be predicted, controlled or reasonably estimated at this time. Fiscal 2019 financial guidance footnotes and key assumptions (for year ending June 30, 2019)* Key Assumptions*: Supply Chain Services assumptions: Net administrative fees revenue growth of low to mid-single digits Products revenue growth of 0% to 4% Continued high GPO retention rates Performance Services assumptions: Continued demand for integrated offerings of cloud-based subscription and licensed products, consulting and performance improvement collaboratives Continued high SaaS institutional renewal rates Other assumptions: Non-GAAP free cash flow expected to exceed 55% of non-GAAP adjusted EBITDA Capital expenditures of approximately $90 million to $95 million, representing 5% to 6% of consolidated net revenue Consolidated non-GAAP adjusted EBITDA margin in the range of 32 to 35% Stock-based compensation approximating $29 million to $31 million Adjusted fully distributed net income and earnings per share calculations to reflect an effective tax rate of 26% Amortization of purchased intangible assets of approximately $54 million Guidance does not contemplate any material acquisitions nor the exit of the specialty pharmacy business *As of May 7, 2019.

Questions

Appendix

Fiscal 2019 and 2018 non-GAAP reconciliations

Fiscal 2019 and 2018 non-GAAP reconciliations

Fiscal 2019 and 2018 non-GAAP reconciliations

Fiscal 2019 and 2018 non-GAAP reconciliations

Fiscal 2019 and 2018 non-GAAP reconciliations

Fiscal 2019 and 2018 non-GAAP reconciliations